                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[ x ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                           WYOMING OIL & MINERALS, INC.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
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      4) Date Filed:

                          WYOMING OIL & MINERALS, INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

                                 February 2, 2000



      To the Shareholders of WYOMING OIL & MINERALS, INC.:

      An Annual and Special Meeting of the Shareholders (the "Meeting") of Wyoming Oil & Minerals, Inc., a Wyoming corporation (the "Company"), will be held at 9:00 a.m. local time on Wednesday, February 2, 2000 at the Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming, for the following purposes:

      1. To elect five directors of the Company to serve on the Board of Directors until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation so as to effectuate a reverse split of the Common Shares of the Company on a one for one hundred basis;

      3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation so as to authorize two million (2,000,000) shares of "blank check" preferred stock; and

      4. To conduct such other business as may properly come before the meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on December 20, 1999 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock of the Company is required to constitute a quorum for the transaction of business.

      Shareholders are cordially invited to attend the Meeting in person. Those who will not attend and who wish their stock voted are requested to sign, date and mail promptly the enclosed Proxy (the "Proxy"), for which a return envelope is provided.

                                    By Order of the Board of Directors,


Casper, Wyoming

December 27, 1999                   Jess A. Tolerton, Secretary


      TO ENSURE YOUR REPRESENTATION, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING.

                          WYOMING OIL & MINERALS, INC.

                          330 South Center, Suite 419
                              Casper, WY 82601
                            Telephone (307) 234-9638

                               PROXY STATEMENT AND
                              INFORMATION CIRCULAR
                                       FOR
                   ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

                           To Be Held February 2, 2000



                          STOCKHOLDERS ENTITLED TO VOTE

      Holders of record of the common stock, $.01 par value per share (the "Common Shares") of the Company at the close of business on December 20, 1999, will be entitled to vote at the Meeting to be held at the Hitching Post Inn, 1700 West Lincolnway, Cheyenne, Wyoming at 9:00 a.m. local time on February 2, 2000. Each holder of Common Shares will have one vote per share.


                      SOLICITATION AND REVOCATION OF PROXIES

      THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY IN CONNECTION WITH THE MEETING. The principal executive office of the Company is located at 330 South Center, Suite 419, Casper, Wyoming 82601. The Proxy Statement and proxy card are first being sent to stockholders on or about December 27, 1999.

      Shareholders are requested to complete, sign, date and promptly return the proxy card in the enclosed envelope. The persons named as proxies are the current directors and officers of the Company. The Common Shares represented by properly executed proxies received by the Company will be voted in accordance therewith, or if no direction is indicated thereon, in favor of the nominees for Director; in favor of the 1-for-100 reverse split; in favor of the authorization by amendment to the Certificate of Incorporation of 2,000,000 shares of "blank check" preferred stock; and as recommended by the Board of Directors with regard to any other matters, or if no recommendation is given, in the discretion of the named proxies. The Proxy may be revoked by the stockholder at any time prior to the exercise thereof by instrument in writing executed in the same manner as a proxy and delivered to the Secretary of the Company, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of the Meeting on the day of such Meeting or any adjournment thereof, and thereupon the proxy is revoked. A shareholder attending the Meeting has the right to vote in person and, if he does so, his proxy is nullified with respect to the matters such person votes upon and any subsequent matters thereafter to be voted upon at the Meeting or any adjournment thereof.

      The proxy confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting. At the time of printing of this Proxy Statement, management of the Company knows of no such other matters to come before the Meeting.

      All costs of this Proxy Statement and the Proxy and the cost of soliciting Proxies relating to the Meeting will be borne by the Company. It is anticipated that the solicitation of Proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit Proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in connection therewith. Total expenses of the solicitation are estimated to be nominal.

      The Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1999 is being furnished to all stockholders herewith.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The close of business on December 20, 1999 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Meeting. The number of Common Shares outstanding at the close of business on December 20, 1999 was 24,650,000 shares; thus the total number of votes to which the holders of Common Shares are entitled is 24,650,000. The holders of record of the Company's Common Shares as of December 20, 1999 are entitled to vote at the meeting.

      The voting securities of the Company consist of Common Shares, each share of which entitles its owner to one vote on each matter to be voted upon at the Meeting. The election of directors is by plurality vote; all other matters to be voted upon at the Meeting require a majority of the votes cast to be approved.

     Holders of common stock have cumulative voting rights with respect to the election of directors. Each such holder has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected (which is five); or, in the alternative, a holder may cumulate his votes by multiplying the number of votes which he is entitled to cast by the number of directors for whom he is entitled to vote (five), and cast the product for a single nominee or distribute the product among two or more nominees.

     Shares otherwise entitled to vote cumulatively at the Annual Meeting may not be voted cumulatively at the Annual Meeting unless at least one holder of Common Stock gives notice to the Company not less than 48 hours before the time set for the Annual Meeting of his intent to cumulate his votes during the Annual Meeting.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

      The following table sets forth, as of December 20, 1999, certain information as to the Common Shares of the Company beneficially owned by (i) each person known by the Company to own more than 5% of the Company's Common Shares, (ii) each director and nominee for director of the Company, (iii) each of the named executive officers; and (iv) all officers and directors as a group.


Name and Address of               Amount and Nature          Percent of
Beneficial Owner               of Beneficial Ownership    Common Stock Owned

Jack C. Bradley, Jr.
President and Director
Wyoming Oil & Minerals, Inc.
P.O. Box 3560
Casper, WY 82602                      2,135,500 (1)             8.7 %

Jess A. Tolerton
Treasurer, Secretary, Director
Wyoming Oil & Minerals, Inc.
330 South Center, Suite 419
Casper, WY 82602                         650,000 (2)            2.6 %

Michael D. Herman
(Nominee for Director)
330 South Center, Suite 419
Casper, WY 82602                       7,400,000 (2)           30.0 %

The Hawkes Company Limited
   Partnership
P.O. Box 2493
Casper, WY 82601                       1,760,000 (2)            7.1 %

Gerard Laheney
(Nominee for Director)
330 South Center, Suite 419
Casper, WY 82602                               0                 0

Frederick L. Joutz
(Nominee for Director)
330 South Center, Suite 419
Casper, WY 82602                               0                 0

Raymond Mason
(Nominee for Director)
330 South Center, Suite 419
Casper, WY 82602                               0                 0

All directors and officers
as a group                             2,785,500               11.3 %

(1) Includes 2,085,500 shares directly owned and 50,000 shares owned by Manx Oil Corporation, of which Mr. Bradley is the president, a director, and owner of a majority of outstanding common shares.

(2) Directly owned.

                              CHANGES IN CONTROL

      On October 29, 1999, the Company entered into a Stock Purchase and Restructuring Agreement with Michael D. Herman. As of the date of the Agreement, the bid price for the Company's stock was $0.01 per share. The Agreement provides for, among other things:

      1. The purchase by Mr. Herman of 7,400,000 shares of the Company at a price of $0.01 per share, or a total of $74,000.00, which purchase has been consummated;

      2. The holding of the annual meeting, pursuant to proxy solicitation, as described in this document;

      3. That Mr. Herman will seek out and obtain purchasers for 750,000 shares of common stock in the Company currently owned by The Hawks Company Limited Partnership and 500,000 shares of common stock in the Company currently owned by Jess A. Tolerton, all at a price of $0.05 per share, within 15 days after the annual meeting;

      4. That within one year after the reverse split and other transactions described herein are effectuated (if approved at the annual meeting), Mr. Herman will assist the Company in effectuating one or more financings of not less than $1,000,000 and up to $2,000,000 by way of sale of stock through private placement, registered offering or overseas offering, or by bank financing or otherwise, as the then-constituted Board of the Company shall determine. The proceeds of such financings shall be used for drilling new wells, exploitation of existing wells, and such other Company purposes as the Board shall determine. As compensation for Mr. Herman's effectuating such financings of at least $1,000,000, Mr. Herman shall receive from the Company options to purchase 700,000 shares of common stock of the Company at an exercise price of $1.00 per share (post-reverse split) (which price shall not be decreased by the Company other than pursuant to standard price adjustment provisions), 350,000 of which shall have an exercise period of two years, and 350,000 of which shall have an exercise period of three years.

     The purchase funds for Mr. Herman's purchase of 7,400,000 shares were personal funds. The shares purchased were newly-issued shares of the Company.

     The original agreement provided that Mr. Herman had the right to unilaterally terminate the agreement at any time prior to the date of the Annual Meeting if such meeting had not been held on or before November 20, 1999. That date has been amended by the parties to the agreement to February 15, 2000. Since the meeting will be held on February 2, 2000 pursuant to this proxy statement, this termination provision has been rendered ineffective.

     Michael D. Herman may increase his amount of beneficial ownership of common stock of the Company by way of the grant of the options described above, if he succeeds in completing the above-described financings for the Company. In such event, assuming the reverse split contemplated herein is effectuated, and assuming no further issuance of stock, options or other derivatives, Mr. Herman would become the beneficial owner of 81.8% of the outstanding common shares. After the reverse split, and prior to the exercise of any such options, he would be the direct owner of 74,000 shares and the beneficial owner of an additional 700,000 shares.

     The current officers and directors of the Company have agreed to vote in favor of Mr. Herman and his colleagues, Gerard Laheney, Frederick Joutz and Raymond Mason, as Directors at the Annual Meeting, and also to vote in favor of the other proposals to be voted on at the Annual Meeting. It is anticipated that Mr. Herman will also vote in favor of all of the proposals described herein. Mr. Bradley, a current officer and director of the Company, is the fifth nominee for Director named herein.

     Mr. Herman has extensive experience in the oil and gas industries and hopes to bring the Company to profitability and thereby improve its value to its shareholders.


               DIRECTORS, EXECUTIVE OFFICERS, AND NOMINEES FOR DIRECTOR


     The following are the present directors and executive officers of the Company and the director-nominees for the coming year. The Board does not have any audit, compensation, nomination, or other committees.

     Jack C. Bradley, Jr., age 58, has been president and a director of the Company since February 23, 1973. Mr. Bradley is also the president, a director, and the majority shareholder of Manx Oil Corporation, Casper, Wyoming since 1969; vice-president, director and shareholder of Manewal-Bradley Oil Company, Newcastle, Wyoming since 1962; and secretary, director and shareholder of Econoservice, Inc., Casper, Wyoming since 1986. All of those entities are engaged in the oil and gas exploration or production business. Since 1970, Mr. Bradley has also been the owner of Zephyr Exploration, a sole proprietorship engaged in the oil and gas exploration and production business and real estate investments.

     Jess A. Tolerton, age 75, has been secretary, treasurer and director since February 12, 1974. Mr. Tolerton was a practicing attorney in Cheyenne, Wyoming from 1966 to 1968 and from January 1974 to December 31, 1990. He is now retired from practice. Mr. Tolerton will not be standing for re-election to the Board of Directors at the Annual Meeting.

     Michael D. Herman, age 42, is a nominee for director named herein.
Mr. Herman is a self-employed business consultant. He was the Chairman and chief executive officer of TeleMatrix, Inc., a Colorado-based telecommunications equipment provider to the hospitality and commercial markets, from 1991 to September, 1999, when the company was sold to Meditrust Corporation (NYSE - MT). Mr. Herman has been involved actively
As an investor and principal in the oil and gas business since 1985. Since 1997, he has been the sole shareholder and President of Lincoln 77, Inc., which is active in the acquisition and development of oil and gas leaseholds in eastern Kansas. In addition to producing oil, Lincoln 77 provides contract services to outside operators in the area of drilling, workover and the cementing and acidizing of new and existing wells. Mr. Herman is a shareholder of Colorado-based Skyline Resources, Inc., which is actively acquiring acreage and developing both oil and coalbed methane gas in western Wyoming. Mr. Herman continues to be active in the telecommunications equipment business through his involvement with American TeleSwitch Corporation. Mr. Herman was selected as a nominee pursuant to the agreement between himself and the Company described in "Changes in Control," above.

     Gerard Laheney, age 61, is a nominee for director named herein. Mr. Laheney has been President of Aegis Investment Management Company, an investment advisory firm specializing in global investment portfolio management, since August 1993. From July 1995 to July 1996, Mr. Laheney was a consultant for Portfolio Resources Group, overseeing global equities, fixed income and foreign exchange investments. Mr. Laheney has been a director of Craig Corporation (NYSE - CRG) since 1990 and served as a director of Reading Company (NASD - RDGE) between November 1993 and June 1996. Mr. Laheney was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Frederick L. Joutz, age 46, has been a professor in the Department of Economics at The George Washington University in Washington, D.C. since 1985, and has been an Associate Professor there since 1991. He teaches graduate, undergraduate, and MBA level courses in Econometrics, Forecasting Macroeconomics, Money and Banking, and Energy Economics. He has also served as a consultant and technical expert to several federal government agencies, including the Department of Energy and the Department of Agriculture, as well as to various private corporations. He has been published extensively in several academic journals, including American Economic Review, Journal of Business and Economic Statistics, Journal of Policy Modeling, Journal of Macroeconomics and Energy Economics. He is also an Associate Editor of
The International Journal of Forecasting. Mr. Joutz earned his Bachelor's degree at the University of Maryland, his Master's degree at the University of British Columbia in Vancouver, British Columbia, Canada; and a Ph.D. in Economics at the University of Washington. Mr. Joutz was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Raymond Mason, age 52, is a nominee for director named herein. Mr. Mason has been a Spanish language teacher at Boyd Anderson High School in Lauderdale Lakes, Florida, since 1989. He took a leave of absence from teaching To work as a certified financial planner with American and International Financial Group in Ft. Lauderdale, Florida from 1995 to 1997. He also served as Territorial Manager for Life Alert Medical Systems, a provider and installer
of medical alert systems, from 1997 to 1999.   Mr. Mason earned his B.A. degree
at Queens College in Flushing, New York; his Master's degree at Adelphi University in Garden City, New York; and his Professional Diploma in Business Administration and Management at C.W. Post College in Brookfield, New York.
Mr. Mason was selected as a nominee pursuant to the agreement between Mr. Herman and the Company described in "Changes in Control," above.

     Mr. Herman and Mr. Joutz are cousins. There are no other family relationships between any of the officers and directors of the Company. The term of the officers expires at the annual directors' meeting.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an ongoing business relationship with Manx Oil Corporation ("Manx"), of which Jack C. Bradley, Jr., president and a director of the Company, is the majority shareholder. Manx is the contract operator with respect to interests owned by the Company in various oil leases, and the Company pays Manx for its services as such. Manx charges the Company for its services at rates equal to or lower than current market rates. Since the beginning of the Company's last fiscal year, the Company has paid to Manx an aggregate of $257,060.

     As of the end of the Company's last fiscal year, the Company owed Manx $117,008, and Manx owed the Company $6,678.


                             EXECUTIVE COMPENSATION

     No executive officer of the Company received compensation in excess of $100,000 during the last fiscal year.

     Mr. Bradley receives compensation in the amount of $1,000 per month plus reimbursement of his actual and necessary expenses incurred in the normal course of business.

     The Company has never granted any options to any of its officers or directors.

      Mr. Tolerton is compensated $100 per quarter for his services as a Director of the Company. Mr. Bradley is not compensated for his services as Director.


      If the nominees named herein are elected to the Board at the Annual Meeting described herein, the Company anticipates compensating each director for his services as such at the rate of $1,000 per month, commencing at the date of the Annual Meeting described herein. Pursuant to Wyoming corporate law and the Company's Articles of Incorporation and By-Laws, the decision to so compensate the directors is within the discretion of the Board of Directors and does not require a shareholder vote.


                               BOARD OF DIRECTORS

      The Board of Directors meets to review significant developments affecting the Company and to act on matters requiring Board approval. There are no committees of the Board. The Board held three meetings during the last full fiscal year. No incumbent director attended fewer than 75% of such meetings.

                       ELECTION OF DIRECTORS (Proposal 1)

      As authorized by the By-Laws of the Company, the Board of Directors on October 29, 1999, voted to increase the number of positions on the Board to five as of the date of the Annual Meeting. Prior to that vote, the number of positions on the Board was three; however, there has been a vacancy on the Board since 1986.

      Five directors will be elected at the Meeting. The nominees for re-election and election as director are set forth below. For additional information regarding each nominee, see "Directors, Executive Officers, and Nominees for Director," above. If elected, the directors will serve until the next Annual Meeting and until their successors are elected and qualified. The persons named as proxies in the Proxy have been designated by the Board of Directors and intend to vote for all persons nominated in the election of the Board of Directors. If the contingency should occur that any such nominee is unable to serve as a director, it is intended that the shares represented by Proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors may designate. All nominees have advised the Company that they are willing to serve as directors if re-elected and elected, respectively. Election of directors is by plurality vote, i.e., the five nominees who receive the highest number of votes at the Meeting will be elected. The Board of Directors recommends a vote FOR Mr. Bradley's re-election and FOR the election of the other four nominees, and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.

     Holders of common stock have cumulative voting rights with respect to the election of directors. Each such holder has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected (which is five); or, in the alternative, a holder may cumulate his votes by multiplying the number of votes which he is entitled to cast by the number of directors for whom he is entitled to vote (five), and cast the product for a single nominee or distribute the product among two or more nominees.

     Shares otherwise entitled to vote cumulatively at the Annual Meeting may not be voted cumulatively at the Annual Meeting unless at least one holder of Common Stock gives notice to the Company not less than 48 hours before the time set for the Annual Meeting of his intent to cumulate his votes during the Annual Meeting.

     Since there are only five nominees for director and election of directors is by plurality vote, the only events which could prevent any of the nominees to be elected to the Board would be (i) the lack of a quorum being present in person or by proxy at the Meeting or any adjournment thereof; (ii) any nominee's inability or declination to serve as director; or (iii) the addition of one or more additional nominees by motion at the Meeting, if the President, who will preside over the Meeting in accordance with the Company's By-Laws, determined to entertain the motion (which is in his sole and reasonable discretion). The President has indicated that he would not entertain such a motion, since adequate information regarding any such additional nominee would not have been provided to the shareholders in advance, and thus a well-informed vote would not be possible. Thus, if a quorum is present at the Meeting in person or by proxy, and if each nominee is willing and able to serve, all five nominees will be elected regardless of the vote taken at the Meeting.

      The following table summarizes certain information with respect to each nominee for Director.


                                                               No. of Shares
                      Principal Occupation       Director      Beneficially Owned,
Name of Director      or Employment              Since         Directly or Indirectly    Percent

Jack C. Bradley, Jr.   President,                  2/73            2,135,500              8.7%
                       Wyoming Oil & Minerals,
                       Inc. from 2/73 to
                       present; President,
                       Manx Oil Corporation,
                       from 1969 to present;
                       Vice-President,
                       Manewal-Bradley Oil
                       Company, from 1962 to
                       present; Proprietor,
                       Zephyr Exploration, from
                       1970 to present.

Michael D. Herman      Business Consultant         Proposed        7,400,000              30.0%

Gerard Laheney         President, Aegis            Proposed                0              0
                       Investment Management
                       Company

Frederick L. Joutz     Associate Professor         Proposed                0              0
                       of Economics, George
                       Washington University

Raymond Mason          Spanish teacher,            Proposed                0              0
                       Boyd Anderson High
                       School, Lauderdale
                       Lakes, Florida


                   ONE FOR ONE HUNDRED REVERSE SPLIT (Proposal 2)

     The second item of business to be voted upon at the Meeting is a proposal by management to reduce the total number of Common Shares issued and outstanding by way of a reverse stock split. The proposal is to amend the Company's Articles of Incorporation so as to consolidate the outstanding Common Shares of the Company on a one for one hundred basis. The text of the proposed amendment to the Articles which would effectuate the reverse split is attached hereto as Exhibit 1.

     The amendment will result in one Post-Reverse Split Common Share being received in exchange for one hundred previously issued and outstanding Pre-Reverse Split Common Shares. The terms of the Post-Reverse Split Common Shares will be the same as those of the Pre-Reverse Split Common Shares, and the proposed amendment will not affect any stockholder's proportionate equity interest in the Company or the rights, preferences or privileges of any stockholder, other than a minor adjustment which may occur in the event of issuance of one whole share in lieu of any fractional share.

                                       Number of Common Shares
                         Prior to Reverse Split          Upon Effectiveness of Reverse Split

Authorized for Issuance      25,000,000                          25,000,000

Issued and Outstanding       24,650,000                             246,500 (*)


(*) Subject to adjustment in the event of issuance of one whole share in lieu of any fractional share.


     If the reverse split is approved, then on the effective date of the reverse split, every one hundred Common Shares of the Company would be exchanged for one Common Share of the Company. No fractional shares would be issued, but would be rounded up to one whole share. The reverse split, in the opinion of management, will enhance the Company's access to the capital markets because it will allow the Company a greater number of shares for issuance and will increase the trading price of the Company's stock.

     Currently the Company has 25,000,000 shares authorized for issuance, of which 24,650,000 are outstanding. This means that the Company has only 350,000 shares remaining authorized and unissued. The reverse split will reduce the number of shares outstanding to 246,500 but the number of authorized shares will remain 25,000,000. Thus, after the reverse split, the Company will have a much larger pool of authorized and unissued shares. In addition, the reverse split will cause an immediate adjustment of the price per share, by a multiple of 100. For example, if the price immediately prior to the reverse split is $0.01 per share, then the price immediately after the reverse split will be $1.00 per share.

     Management believes that the Company's having a substantial number of shares available for issuance, as well as the Company's stock having a trading price substantially greater than $0.01 per share, will be useful in the Company's anticipated efforts to complete financings. In management's experience, many investors, brokers and market makers avoid transactions in stocks with trading prices lower than $1.00 per share. In addition, management hopes to in the future cause the Company's common stock to be quoted on an exchange. No specific exchange has been targeted by management at this time. The increased share price will make it more likely that management can achieve that goal, since minimum share price is often a criteria for listing with exchanges and quotation systems.

     If the Company is successful in completing financings in the near future, this will allow the Company to expand its business opportunities with the goal of becoming profitable and thereby enhancing shareholder value. Management hopes to undertake, with new financings, acquisitions of additional oil and mineral leasehold interests, expansion of its current operations, and other transactions which have not been identified at this time.

     The reverse split was proposed by Mr. Herman in the context of the negotiation of the Stock Purchase and Restructuring Agreement described in Changes in Control, above. It is Mr. Herman's belief, and management's belief, that it is in the Company's and its shareholders' best interests that the reverse split be done as soon as possible in order that the Company may begin to pursue these anticipated financings and expansion of its business opportunities.

     Although the reverse split will immediately result in a decrease in the liquidity of the market for the Company's shares and a comparatively small amount of market capitalization, management believes that the anticipated longer-term benefits of effectuating the reverse split, as described above, far outweigh the costs of the immediate effects on the market capitalization and liquidity of the stock. Management believes that a cost-benefit analysis of the proposed reverse split clearly leads to the conclusion that the reverse split is in the best interest of the Company and its shareholders.

     If the reverse split is not approved, this could affect the Company's ability to complete the financings contemplated. Mr. Herman, who is contractually obligated to assist the Company in completing such financings on the Company's behalf, could be substantially impeded in his attempts to do so if the reverse split were not approved. The failure to approve the reverse split, however, does not constitute a breach by the Company of its agreement with Mr. Herman nor void or rescind any part of the agreement.

     Approval of the proposed reverse split requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed reverse split and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.


                          AUTHORIZATION OF 2,000,000 SHARES OF
                       "BLANK CHECK" PREFERRED STOCK (Proposal 3)

      The third proposal to be considered at the Meeting is a proposal by management that the Articles of Incorporation of the Company be amended so as to authorize 2,000,000 shares of "Blank Check" preferred stock. "Blank check" preferred stock is preferred stock that may be designated in classes and/or series by the Board of Directors from time to time. The Board may, without shareholder vote, designate the preferences, limitations, and relative rights of different classes and/or series of "blank check" preferred, subject to limitations imposed by law. Before issuing any such shares, the Company will be required to file additional Articles of Amendment setting forth the terms of the class or series of shares. The text of the proposed amendment to the Articles which would authorize the "blank check" preferred stock is attached hereto as Exhibit 2.

     Management believes that the availability of "blank check" preferred stock will enable the Company to undertake transactions which will be in the best interests of the Company and which would not be possible were this type of preferred stock not authorized. The Company has no particular transactions involving preferred stock under consideration at this time, nor any current intent to issue preferred stock. Management believes, however, that business opportunities could arise in the future which would benefit the Company, which the Company could undertake only if it has preferred stock available for issuance. Many investors require a stated return on their investment and/or convertibility into common stock or other features which preferred stock can be designated to provide. The availability of "blank check" preferred stock will provide the Company with more flexibility in its ability to enter into, and its options of how to structure, future transactions which could benefit the Company and its shareholders.

     Management does not intend to seek the listing of the preferred stock on any exchange.


     The availability of "blank check" preferred stock could make it more difficult for a third party to acquire control of the Company, even if a change in control would be beneficial to stockholders. If the preferred stock is authorized, then without stockholder approval, the Board of Directors will have the authority to attach special rights, including voting and dividend rights, to preferred stock. Thus, preferred stock could be utilized by the Board, under certain circumstances, as a way of discouraging, delaying or preventing an acquisition or change in control of the Company.

      Approval of the proposed amendment requires a majority vote of stockholders represented at the meeting in person or by proxy. The Board of Directors recommends a vote FOR the proposed authorization of "blank check" preferred stock, and the enclosed proxy will be voted in favor thereof unless the proxy specifically indicates otherwise.


                                VOTING PROCEDURES

      The votes of stockholders present in person or represented by proxy at the meeting will be tabulated by an inspector of elections appointed by the Company. The inspector's duties include determining the number of shares represented at the meeting, counting all votes and ballots and certifying the determination of the number of shares represented and the outcome of the balloting.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy and entitled to vote at the Meeting is required for the adoption of the proposed amendments to the Company's Articles of Incorporation to provide for the 1-for-100 reverse split and the authorization of 2,000,000 shares of "blank check" preferred stock. With respect to the election of directors, a plurality vote is required. Thus, the five nominees for director who receive the highest number of votes of all nominees will be elected. At this time there are only five nominees for director.

     With respect to an abstention on either of the matters requiring a majority vote, the shares will be considered present at the meeting for the particular matter and will have the same effect as votes against the matter. In the event a broker that is a record holder of Common Shares does not return a signed proxy, the Common Shares represented by such proxy will not be considered present at the meeting and therefore, will not be counted towards a quorum. With respect to a broker non-vote on any matter, the shares will not be considered present at the meeting for the particular matter and (since it will not be counted in respect of the matter) the broker non-vote will have the practical effect of reducing the number of affirmative votes required to achieve the requisite vote for the matter by reducing the total number of shares from which the proportional vote is calculated.


                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals to receive consideration for inclusion in the Company's 2000 Proxy Statement, such proposals must be received by September 1, 2000. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than November 15, 2000. All such proposals should be directed to the Company at 330 S. Center, Suite 419, Casper, WY 82602, Attention:
President.








                                 OTHER BUSINESS

      The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                    By Order of the Board of Directors

                                    Jess Tolerton, Secretary

              EXHIBIT 1 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                          WYOMING OIL & MINERALS, INC.

              TEXT OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

               TO EFFECTUATE 1-FOR-100 REVERSE SPLIT OF COMMON STOCK


The following provision is proposed to be added to Article IV of the Articles of Incorporation:

     Every one hundred shares of Common Stock, $.01 par value per share, of the Corporation outstanding or held in treasury immediately prior to the effective date of this Amendment to Article Fourth of the Corporation's Articles of Incorporation (the "Pre-Reverse Common Stock") shall, without any action on the part of the respective holders thereof, be reclassified as and changed into one share of the Corporation's common stock as it is constituted immediately after the effective date of this Amendment (the "Post-Reverse Common Stock"). No fractional shares of Post-Reverse Common Stock shall be issued upon such reclassification and conversion, and the number of shares of Post-Reverse Common Stock to be issued to each holder of record shall be rounded up to the nearest whole share. The capital of the Corporation attributable to the shares of Post-Reverse Common Stock into which the Pre-Reverse Common Stock shall be reclassified and changed in the aggregate shall be adjusted to reflect the reclassification. Each stock certificate that, immediately prior to the time that this Amendment becomes effective, represents shares of Pre-Reverse Common Stock shall, from and after the time that this Amendment becomes effective, automatically and without the necessity of presenting the same for exchange, represent the same number of shares of Post-Reverse Common Stock as shall be determined hereby.

              EXHIBIT 2 TO PROXY STATEMENT AND INFORMATION CIRCULAR

                          WYOMING OIL & MINERALS, INC.

              TEXT OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

                      AUTHORIZING "BLANK CHECK" PREFERRED STOCK

Article IV of the Articles of Incorporation is proposed to be amended in its entirety to read as follows:

                                    ARTICLE IV

     1. AUTHORIZATION. The corporation is authorized to issue 25,000,000 Common Shares, each share with a par value of $0.01, and 2,000,000 "blank check" Preferred Shares, without par value. All shares, when issued, shall be fully paid and nonassessable. The limitations and relative rights of the Common Shares and the Preferred Shares, and the Board of Directors' authority with respect to the Preferred Shares, shall be as follows:

     2. PREFERRED SHARES. The Preferred Shares shall have such other designations, preferences, and such relative, participating, optional or other special rights as may be fixed by the corporation's Board of Directors, with such qualifications, limitations or restrictions of such preferences or rights as shall be stated and expressed in this Article Four and in the resolution or resolutions as may be adopted from time to time by the Board of Directors in accordance with the laws of the State of Wyoming.

     3. COMMON SHARES. Each share of Common Stock shall be entitled to one vote at stockholders' meetings, either in person or by proxy. Cumulative voting in election of directors shall be permitted.

[Provision for reverse split, if approved, would appear here]

     4.  PROVISIONS APPLICABLE TO COMMON SHARES AND PREFERRED SHARES.

          a. No holder of shares of capital stock of the Corporation shall be entitled, as such, to any preemptive right to subscribe to any unissued stock or any other securities which the Corporation may now or hereafter be authorized to issue. The Board of Directors of the Corporation may, however, in its discretion by resolution determine that any unissued securities of the Corporation shall be offered for subscription solely to the holders of any class or classes of such stock, in such proportions based on stock ownership as said board in its discretion may determine.

          b. The Board of Directors may cause any capital stock issued by the Corporation to be issued subject to such lawful restrictions, qualifications, limitations, or special rights as it deems fit; provided, however, that such special restrictions, qualifications, limitations, or special rights shall be conspicuously noted in summary form on the certificate evidencing ownership of such stock.

          c. The Corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors; provided that the consideration so fixed is not less than par value, if the class or series has a par value.

                 APPENDIX A TO PROXY STATEMENT AND INFORMATION CIRCULAR
                                  FORM OF PROXY

                          WYOMING OIL & MINERALS, INC.
                          330 SOUTH CENTER, SUITE 419
                             CASPER, WYOMING 82601

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual and Special Meeting:         February 2, 2000


Record Date:                        December 20, 1999

The Board of Directors recommends voting for all proposals listed below.

              PROXY FOR FEBRUARY 2, 2000 ANNUAL AND SPECIAL MEETING


The undersigned hereby appoints Jack C. Bradley, Jr. and Jess Tolerton, and each of them, with power of substitution, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares held of record by the undersigned on December 20, 1999 at the Annual and Special Meeting of shareholders to be held on February 2, 2000 or any adjournment or postponement thereof.

1. Amendment to Articles of Incorporation Providing for 1-for-100 Reverse Split of Common Stock

       ____ For               ____ Against                  ____ Abstain

2. Amendment to Articles of Incorporation Providing for Authorization of 2,000,000 Shares of "Blank Check" Preferred Stock

       ____ For               ____ Against                  ____ Abstain

3.    Election of Directors

      ____ For all nominees listed below (except as marked to the contrary below)

      ____  Withhold authority to vote for all nominees listed below

      Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below. To provide for different nominee(s), strike a line through the nominee's name in the list below and write in a different nominee.

      Jack C. Bradley, Jr.      [Cumulated votes being cast:____________]

      Michael D. Herman         [Cumulated votes being cast:____________]

      Gerard Laheney            [Cumulated votes being cast:____________]

      Frederick L. Joutz        [Cumulated votes being cast:____________]

      Raymond Mason             [Cumulated votes being cast:____________]

      Instruction to Cumulative Voters: Multiply the number of votes to which you are entitled by five. Cast the product for a single nominee or distribute the product among two or more nominees by indicating a number next to each nominee for whom you are voting.

4. In their discretion, the Proxies are authorized to vote upon the following:

      a. Matters which the Proxies do not know, at least one month prior to the date of solicitation hereof, are to be presented at the meeting;

      b. The election of any person to any office for which a nominee is named herein and such nominee is unable to serve or for good cause will not serve; and

      c.    Matters incident to the conduct of the meeting.

      With respect to matters of discretion, the Proxies intend to vote the shares represented by this proxy in accordance with the resolutions of the Board of Directors.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. Corporation officers, partners, executors, administrators, trustees, guardians and others signing in a representative capacity should indicate office or capacity.


                                    PLEASE PRINT NAME OF SHAREHOLDER

                                    _____________________________

DATED:_________________

IF THIS PROXY IS NOT DATED, IT      _____________________________
WILL BE DEEMED DATED ON THE DATE    Signature
IT WAS MAILED

PLEASE MARK, SIGN, DATE AND         _____________________________
RETURN THE PROXY CARD PROMPTLY      Signature of joint tenant, if
USING THE ENCLOSED ENVELOPE         any


YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY AT THE EXECUTIVE OFFICE OF THE COMPANY, WHICH ADDRESS IS 330 SOUTH CENTER, SUITE 419, CASPER, WYOMING 82601, AT ANY TIME UP TO AND INCLUDING THE LAST BUSINESS DAY PRECEDING THE DAY OF THE MEETING, OR ANY ADJOURNMENT THEREOF, AT WHICH THE PROXY IS TO BE USED, OR WITH THE CHAIRMAN OF THE MEETING ON THE DAY OF SUCH MEETING OR ANY ADJOURNMENT THEREOF, AND THEREUPON THE PROXY IS REVOKED. IF YOU ATTEND THE ANNUAL AND SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY HAVE SENT IN YOUR PROXY.

THE EXPENSES OF THIS PROXY SOLICITATION ARE BEING BORNE BY THE COMPANY.